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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 4, 2009
                Date of Report (Date of earliest event reported)

                                HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                                                 13-4921002
        Delaware                       1-1204                  (IRS Employer
(State of Incorporation)      (Commission File Number)      Identification No.)

                           1185 Avenue of the Americas
                            New York, New York 10036
                     (Address of Principal Executive Office)

                                 (212) 997-8500
              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On November 4, 2009, J. Barclay Collins resigned from the Board of Directors of Hess Corporation (the "Company") in connection with his retirement from the Company on January 1, 2010.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 6, 2009

                                                    HESS CORPORATION


                                                    By:/s/ Timothy B. Goodell
                                                       -------------------------
                                                    Name:  Timothy B. Goodell
                                                    Title: Senior Vice President
                                                            and General Counsel